EX-99.77J REVALUATN

Exhibit 77(j)(b) - Restatement of Capital Accounts

For the year ended November 30, 2015, the Convergence Core Plus Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$2,532,821
$(9,797,874)
$7,265,053

The reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2015, the Gerstein Fisher Multi-Factor Growth Equity Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$(117)
$117
-

The reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2015, the Gerstein Fisher Multi-Factor International Growth Equity Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$242,152
$(242,152)
-

The reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2015, the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$65,141
$54,819
$(119,960)

The reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2015, the Convergence Opportunities Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$514,900
$(352,725)
$(162,175)

The reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2015, the Rockefeller Intermediate Tax Exempt National Bond Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$1,510
$(1,510)
-

The reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2015, the Rockefeller Intermediate Tax Exempt New York Bond Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$425
$(425)
-

The reclassifications have no effect on net assets or net asset value per share.
For the year ended November 30, 2015, the Rockefeller Equity Allocation Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$(7,986)
$7,986
-

The reclassifications have no effect on net assets or net asset value per share.